Trading assets and liabilities (Details 2) (CHF) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Cash collateral receivables (CHF million)
Receivables netted against derivative positions	36,474	28,500
Receivables not netted	15,809	14,987
Total cash collateral receivables	52,283	43,487
Cash Collateral Payables (CHF million)
Payables netted against derivative positions	37,639	29,238
Payables not netted	11,934	14,428
Total cash collateral payables	49,573	43,666